UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

Southeastern Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6540 Lusk Blvd, Suite C239, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

714-469-8873

Registrant's telephone number, including area code:

19 Old Town Square, Suite #238, Fort Collins, CO 80524

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 23, 2018, Southeastern Holdings, Inc. (the “Company”) entered into a Bill of Sale and Assignment and Assumption Agreement (the “Purchase Agreement”) with Blockchain Holdings, LLC (“Blockchain”) pursuant to which the Company purchased all of the assets of Blockchain which are used in the business of sourcing of blockchain mining equipment from various suppliers for their customers and also providing management of the equipment hosted, mining pools and tech work on such equipment. The Purchased Assets (as defined in the Purchase Agreement) were valued at $300,000. The Company, pursuant to the terms of the Purchase Agreement, issued 300,000,000 shares of its common stock, par value $.0001 to the members of Blockchain in exchange for the Purchased Assets.

Item 3.02 Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities are exempt from registration under Regulation D, Rule 506(b).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2018, the shareholders of the Company, through a written consent, elected Daniel Wong and Delray Wannemacher to be members of the Company’s Board of Directors. On August 23, 2018, Paul Dickman resigned from his position on the Board of Directors and as Chief Executive Officer of the Company. Upon acceptance of his resignation, the Board appointed Delray Wannemacher as its Chief Executive Officer and Daniel Wong as its Chief Operating Officer.

Item 5.07 Submission of Matters to a Vote of Security Holders.

To the extent required by Item 5.07 of Form 8-K, the information contained in Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit Description

10.1	Bill of Sale and Assignment and Assumption Agreement dated August 23, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Southeastern Holdings, Inc.

Date: August 29, 2018	By:	/s/ Delray Wannemacher
Delray Wannemacher CEO

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